UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

HOLA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	98-0377767
(State of incorporation or organization)	(I.R.S. Employer Identification No.)
Suite 460, 734 – 7A Avenue SW, Calgary, AB	T2P 3P8
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Name of each exchange on which
Title of each class to be so registered	each class is to be registered
Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-137174

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, Par Value of $0.001 Per Share

ITEM 1. DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

The description of the common stock, $0.001 par value per share, of Hola Communications, Inc. (the “Registrant”) contained in the Registrant’s Registration Statement on Form SB-2 filed on September 7, 2006 with the United States Securities and Exchange Commission (File No. 333-137174) is incorporated by reference into this registration statement.

ITEM 2. EXHIBITS.

Exhibit Number	Description of Exhibits
3.1	Articles of Incorporation.(1)
3.2	Bylaws, as amended.(1)
4.1	Specimen Stock Certificate.
(1) Incorporated herein by reference to the exhibits of the same number in the Registrant’s Registration Statement on Form SB-2 filed on September 7, 2006.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

HOLA COMMUNICATIONS, INC.
Date: October 26, 2007
	By:	/s/ Sean Dickenson
SEAN DICKENSON
President